UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): March 9, 2011
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10382 (Commission File Number)	20-5715943 (I.R.S. Employer Identification No.)

3845 Corporate Centre Drive O’Fallon, Missouri (Address of principal executive offices)	63368 (Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.	Results of Operations and Financial Condition.
     On March 9, 2011, Synergetics USA, Inc. (the “Company”) issued a press release announcing its financial results for the second fiscal quarter ended January 31, 2011. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website is not a part of this Current Report on Form 8-K.
Non-GAAP Financial Measures
     The Company measures its performance primarily through its operating profit. In addition to the Company’s consolidated financial statements presented in accordance with GAAP, management uses certain non-GAAP financial measures, including loss from product line sale, net loss from product line sale, net income from operations (exclusive of one-time changes), loss per share from product line sale, and earnings per share from operations. The Company provides a definition of the components of these measurements and a reconciliation to the most directly comparable GAAP financial measure.
     These non-GAAP financial measures are presented to enhance an understanding of the Company’s operating results and are not intended to represent cash flow or results of operations. Management believes that these non-GAAP financial measures may provide additional meaningful comparisons between current results and results in prior operating periods. Management believes that excluding the loss from product line sale provides a more relevant measure of the Company’s present business. By excluding this loss, the Company believes management and investors are better able to compare operating results of the Company’s existing business over multiple periods. Management believes these metrics are beneficial to investors, potential investors and other key stakeholders who use these measures in their evaluation of the Company’s performance.
     These non-GAAP financial measures have certain material limitations primarily due to the exclusion of certain amounts that are material to the Company’s results of operations. Due to these limitations, these non-GAAP financial measures should be utilized in conjunction with other information contained in the Company’s consolidated financial statements prepared in accordance with GAAP.
     The information under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release of Synergetics USA, Inc., dated March 9, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 9, 2011

SYNERGETICS USA, INC. (Registrant)
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	EVP and Chief Financial Officer

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